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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         MEGABANK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


       COLORADO                                             84-0949755
(State of incorporation                                  (I.R.S. Employer
   or organization)                                     Identification No.)


               8100 EAST ARAPAHOE ROAD, ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)


        Securities to be registered pursuant to Section 12(b) of the Act:
                                      NONE

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]

Securities Act registration statement file number to which this form relates: 333-63369

Securities to be registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK
                                  ------------
                                (Title of Class)



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Item 1.           Description of Registrant's Securities to be Registered.

         Descriptions and terms of the Registrant's Common Stock to be registered are incorporated herein by reference to the section entitled "Description of Capital Stock" in the prospectus filed with the Securities and Exchange Commission on September 14, 1998, as part of the Company's Registration Statement on Form SB-2 (SEC Registration No. 333-63369), as amended (the "Registration Statement"). The Registration Statement relates to a proposed public offering of the Common Stock. The form of prospectus to be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.


Item 2.           Exhibits.

         The following is a complete list of Exhibits filed as part of this Registration Statement or which are incorporated herein by reference:

1. A specimen of the Common Stock Certificate is incorporated herein by reference to Exhibit 4.9 to the Registration Statement.

2. The Amended and Restated Articles of Incorporation of the Registrant is incorpo rated herein by reference to Exhibit 3.1 to the Registration Statement.

3.       The Bylaws of the Registrant is incorporated herein by reference to
         Exhibit 3.2 to the Registration Statement.

4. The Registrant's 1998 Long-Term Incentive Plan is incorporated herein by reference to Exhibit 10.2 to the Registration Statement.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          MEGABANK FINANCIAL CORPORATION



Date:  October 27, 1998                   By:   /s/ Larry A. Olsen
                                             ------------------------------
                                             Larry A. Olsen
                                             President and Chief Operating
                                             Officer